1 Teleflex Incorporated Second Quarter 2017 Earnings Conference Call Exhibit 99.2

2 Conference Call Logistics The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on “Investors”) Telephone replay available by dialing 855-859-2056 or for international calls, 404- 537-3406, pass code number 56173289

3 Introductions Benson Smith Chairman and CEO Liam Kelly President and COO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations

4 Note on Forward-Looking Statements This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2017 GAAP and constant currency revenue growth, GAAP and adjusted gross and operating margins and GAAP and adjusted earnings per share and the items that are expected to impact each of those forecasted results; our expectations with respect to the launch of new products; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. Note on Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within the appendices to this presentation. Additional Notes Unless otherwise noted, the following slides reflect continuing operations.

5 Executive Summary Second quarter 2017 revenue of $528.6 million • Up 11.6% vs. prior year period on an as-reported basis • Up 12.9% vs. prior year period on a constant currency basis Second quarter 2017 Earnings Per Share • GAAP EPS of $1.67, up 33.6% vs. prior year period • Adjusted EPS of $2.04, up 7.9% vs. prior year period 2017 Full Year Financial Guidance • Raised GAAP revenue growth range from 10.0% - 11.5% to 11.5% - 13.0% • Reaffirmed constant currency revenue growth range of 12.5% - 14.0% • Raised GAAP EPS range from $5.59 - $5.66 to $5.91 - $5.98 • Raised adjusted EPS range from $8.05 - $8.23 to $8.20 to $8.35 Note: See appendices for reconciliations of non-GAAP information

6 Second Quarter Highlights Note: See appendices for reconciliations of non-GAAP information Q2 2017 Constant Currency Revenue Growth Volume (excluding the impact of shipping days) 1.4% New product introductions 1.5% Price 0.6% M&A excluding Vascular Solutions 1.0% Shipping day impact (1.2%) Vascular Solutions 9.6% Constant currency revenue growth 12.9% June quarter-to-date volume negatively impacted by ~60bps due to China Distributor Conversion

7 June Year-To-Date Highlights Note: See appendices for reconciliations of non-GAAP information June YTD 2017 Constant Currency Revenue Growth Volume (excluding the impact of shipping days) 1.4% New product introductions 1.7% Price 0.7% M&A excluding Vascular Solutions 0.8% Shipping day impact 2.3% Vascular Solutions 7.5% Constant currency revenue growth 14.4% June year-to-date volume negatively impacted by ~60bps due to China Distributor Conversion

8 Segment Revenue Review Q2’17 Q2’16 Constant Currency Revenue Commentary Vascular N.A.: $93.5 million, up 6.3% Anesthesia N.A.: $49.1 million, down 0.1% Surgical N.A.: $44.7 million, up 4.0% EMEA: $132.0 million, up 3.2% Asia: $64.0 million, up 3.1% OEM: $45.1 million, up 12.5% All Other: $100.2 million, up 73.1% Note: Increases and decreases in revenue referred to above are as compared to results for the second quarter of 2016. See appendices for reconciliations of non-GAAP information. 18% 8% 9% 25% 12% 9% 19% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other 19% 9% 10% 28% 13% 9% 12% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other

9 Group Purchasing Organization and IDN Review Track record of expansion of contractual agreements continues in Q2’17 Group Purchasing Organization Update • 4 renewed agreements • 1 new agreement • 1 existing agreement not renewed IDN Update • 12 renewed agreements • 5 new agreements • 6 existing agreements not renewed

10 Product Introductions and Regulatory Approvals Arrow® Seldinger Arterial Catheterization Device PRODUCT DESCRIPTION Recently received FDA 510(k) clearance for the Arrow® Seldinger Arterial Catheterization Device. The Arrow® Seldinger Arterial Catheterization Device is indicated for short-term use and is designed to improve patient safety by eliminating confusion of catheter identification, reduce the risk of complications associated with insertion technique, and provide optimal diagnostics leading to effective treatment for patients. Teleflex expects to launch this device in the United States during 2017.

11 Product Introductions and Regulatory Approvals RePlas™ Freeze-Dried Plasma Phase I Clinical Study PRODUCT DESCRIPTION On May 15, 2017, Teleflex announced the commencement of a Phase I clinical study (FDP-1) of its RePlas™ Freeze-Dried Plasma. Replas™ Freeze-Dried Plasma is lyophilized fresh frozen plasma that is provided in a proprietary package facilitating reconstitution prior to infusion. Teleflex is developing the product in collaboration with the U.S. Army. The U.S. Army is sponsoring the clinical trial to study the use of the product for the treatment of battlefield trauma and other trauma related injuries. RePlas™ Freeze-Dried Plasma was administered to the first patient as part of a 24-patient Phase I study (FDP-1) being conducted at Hoxworth Blood Center at the University of Cincinnati. In FDP-1, healthy volunteers receive increased doses of autologous freeze-dried plasma – their own blood plasma that was processed using the proprietary freeze drying process, to assess safety of the product.

12 Second Quarter Financial Review Revenue of $528.6 million • Up 11.6% vs. prior year period on an as-reported basis • Up 12.9% vs. prior year period on a constant currency basis Gross Margin • GAAP gross margin of 54.9%, up 80 bps vs. prior year period • Adjusted gross margin of 55.9%, up 90 bps vs. prior year period Operating Margin • GAAP operating margin of 20.8%, in-line with prior year period • Adjusted operating margin of 25.1%, down 10 bps vs. prior year period Tax Rate • GAAP tax rate of 13.4%, up 150 bps vs. prior year period • Adjusted tax rate of 16.6%, down 400 bps vs. prior year period Earnings Per Share • GAAP EPS of $1.67, up 33.6% vs. prior year period • Adjusted EPS of $2.04, up 7.9% vs. prior year period Note: See appendices for reconciliations of non-GAAP information

13 2017 Financial Outlook Assumptions 2017 Revenue Guidance • Raised as-reported revenue growth range from 10.0% - 11.5% to 11.5% - 13.0% • Reaffirmed constant currency revenue growth range of 12.5% - 14.0% 2017 Gross Margin Guidance • Raised GAAP gross margin range from 54.10% - 54.65% to 54.25% - 54.80% • Reaffirmed adjusted gross margin range of 55.4% - 56.0% 2017 Operating Margin Guidance • Raised GAAP operating margin range from 18.2% - 18.8% to 18.8% - 19.4% • Reaffirmed adjusted operating margin range of 25.6% - 26.3% 2017 Earnings Per Share Guidance • Raised GAAP earnings per share range from $5.59 - $5.66 to $5.91 - $5.98 • Raised adjusted earnings per share range from $8.05 - $8.23 to $8.20 - $8.35 Note: See appendices for reconciliations of non-GAAP information

14 Any Questions?

15 Thank You

16 Appendices

17 Non-GAAP Financial Measures The following appendices include, among other things, tables reconciling the following non-GAAP financial measures to the most comparable GAAP financial measure: • Constant currency revenue growth. This measure excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. • Adjusted diluted earnings per share. This measure excludes, depending on the period presented (i) restructuring and other impairment charges; (ii) certain losses and other charges, including, for 2017, costs related to the Company's acquisition of Vascular Solutions, facility consolidation costs and income associated with a litigation settlement and, for 2016, charges primarily related to facility consolidation costs; (iii) amortization of the debt discount on the Company’s convertible notes; (iv) intangible amortization expense; (v) tax benefits resulting primarily from the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law changes affecting the Company's deferred tax liability; and (vi) loss on extinguishment of debt. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). • Adjusted gross margin. This measure excludes, depending on the period presented, certain losses and other charges primarily related to inventory step-up costs associated with our acquisition of Vascular Solutions and facility consolidation costs. • Adjusted operating margin. This measure excludes, depending on the period presented, (i) the impact of restructuring and other impairment charges; (ii) losses and other charges primarily related to income associated with a litigation settlement and acquisition and facility consolidation costs; and (iii) intangible amortization expense. • Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges; (ii) amortization of the debt discount on the Company’s convertible notes; (iii) intangible amortization expense; (iv) loss on extinguishment of debt; (v) the resolution of, or expiration of statutes of limitations with respect to, various prior years’ tax matters, the filing of amended tax returns with respect to prior years and tax law changes affecting our deferred tax liability; and (vi) losses and other charges primarily related to income associated with a litigation settlement and acquisition and facility consolidation costs.

18 APPENDIX A – RECONCILIATION OF CONSTANT CURRENCY REVENUE GROWTH DOLLARS IN MILLIONS July 2, 2017 June 26, 2016 Constant Currency Currency Total Vascular North America 93.5$ 88.2$ 6.3% (0.2%) 6.1% Anesthesia North America 49.1 49.2 (0.1%) (0.1%) (0.2%) Surgical North America 44.7 43.1 4.0% (0.3%) 3.7% EMEA 132.0 131.7 3.2% (3.0%) 0.2% Asia 64.0 63.2 3.1% (1.8%) 1.3% OEM 45.1 40.3 12.5% (0.5%) 12.0% All Other 100.2 57.9 73.1% (0.1%) 73.0% Net Revenues 528.6$ 473.6$ 12.9% (1.3%) 11.6% Three Months Ended % Increase / (Decrease)

19 APPENDIX B – RECONCILIATION OF REVENUE GROWTH DOLLARS IN MILLIONS % Basis Points Three Months Ended June 26, 2016 Revenue As-Reported $473.6 Foreign Currency (5.5) -1.3% (130) Volume (excluding the impact of shipping days) 6.5 1.4% 140 Shipping day impact (5.7) -1.2% (120) Acquisitions 1 49.8 10.6% 1,060 New Product Sales 7.2 1.5% 150 Pricing 2.8 0.6% 60 Three Months Ended July 2, 2017 Revenue As-Reported $528.6 11.6% 1 = includes Vascular Solutions 45.0 9.6% 960 1 = includes Cartika 3.0 0.6% 62 1 = includes Pyng 1.8 0.4% 38 Year-over-year growth

20 APPENDIX C – RECONCILIATION OF REVENUE GROWTH DOLLARS IN MILLIONS % Basis Points Six Months Ended June 26, 2016 Revenue As-Reported $898.4 Foreign Currency (9.8) -1.3% (130) Volume (excluding the impact of shipping days) 12.7 1.4% 140 Shipping day impact 21.0 2.3% 230 Acquisitions 1 74.0 8.3% 830 New Product Sales 14.7 1.7% 170 Pricing 5.5 0.7% 70 Six Months Ended July 2, 2017 Revenue As-Reported $1,016.5 13.1% 1 = includes Vascular Solutions 66.7 7.5% 750 1 = includes Cartika 5.5 0.6% 60 1 = includes Pyng 1.8 0.2% 20 Year-over-year growth

21 APPENDIX D – RECONCILIATION OF ADJUSTED GROSS PROFIT AND MARGIN DOLLARS IN THOUSANDS July 2, 2017 June 26, 2016 Teleflex gross profit as-reported 290,284$ 256,399$ Teleflex gross margin as-reported 54.9% 54.1% Losses and other charges, net (A) 5,013 3,975 Adjusted Teleflex gross profit 295,297$ 260,374$ Adjusted Teleflex gross margin 55.9% 55.0% Teleflex revenue as-reported 528,613$ 473,553$ Three Months Ended (A) In 2017, losses and other charges, net related primarily to inventory step-up costs associated with the acquisition of Vascular Solutions totaling $2.6 million and facility consolidation costs. In 2016, losses and other charges, net related primarily to facility consolidation costs.

22 APPENDIX E – RECONCILIATION OF ADJUSTED OPERATING PROFIT AND MARGIN DOLLARS IN THOUSANDS (A) In 2017, losses and other charges, net related primarily to income associated with a litigation settlement, somewhat offset by costs associated with the acquisition of Vascular Solutions and facility consolidation costs. In 2016, losses and other charges, net related primarily to facility consolidations. July 2, 2017 June 26, 2016 Teleflex income from continuing operations before interest and taxes 110,202$ 98,441$ Teleflex income from continuing operations before interest and taxes margin 20.8% 20.8% Restructuring and other impairment charges 870 (119) Losses and other charges, net (A) (924) 4,834 Intangible amortization expense 22,590 16,040 Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense 132,738$ 119,196$ Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 25.1% 25.2% Teleflex revenue as-reported 528,613$ 473,553$ Three Months Ended

APPENDIX F –
RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS
QUARTER ENDED – JULY 2, 2017
DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$238.3	$158.9	$20.3	$0.9	—	$19.7	$0.0	$12.1	$78.4	$1.67	46,818
Adjustments											
Restructuring and other impairment charges	—	—	—	0.9	—	—	—	0.5	0.3	$0.01	—
Losses and other charges, net (A)	5.0	(6.3)	0.3	—	—	—	—	(0.4)	(0.5)	($0.02)	—
Amortization of debt discount on convertible notes	—	—	—	—	—	0.4	—	0.1	0.2	$0.01	—
Intangible amortization expense	—	22.5	0.1	—	—	—	—	6.5	16.1	$0.34	—
Tax adjustment (B)	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt, net	—	—	—	—	—	—	0.0	0.0	0.0	$0.00	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	—	$0.02	(501)
Adjusted basis	**$233.3**	**$142.7**	**$19.8**	—	—	**$19.4**	—	**$18.8**	**$94.6**	**$2.04**	**46,317**

(A) In 2017, losses and other charges, net related primarily to income associated with a litigation settlement, somewhat offset by costs associated with the acquisition of Vascular Solutions and facility consolidation costs.

(B) The tax adjustment represents a net benefit resulting primarily from the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law changes affecting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

23

Teleflex®

APPENDIX G –

RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS
QUARTER ENDED – JUNE 26, 2016
DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$217.2	$143.0	$15.5	($0.1)	($0.4)	$11.8	$19.3	$8.0	$59.1	$1.25	47,246
Adjustments:											
Restructuring and other impairment charges	—	—	—	(0.1)	—	—	—	0.1	(0.2)	$0.00	—
Losses and other charges, net (A)	4.0	1.2	0.0	—	(0.4)	—	—	1.9	2.9	$0.07	—
Amortization of debt discount on convertible notes	—	—	—	—	—	1.4	—	0.5	0.9	$0.02	—
Intangible amortization expense	—	15.9	0.1	—	—	—	—	4.3	11.8	$0.25	—
Loss on extinguishment of debt, net	—	—	—	—	—	—	19.3	7.0	12.2	$0.26	—
Tax adjustment (B)	—	—	—	—	—	—	—	0.5	(0.5)	($0.01)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	—	$0.07	(1,675)
Adjusted basis	$213.2	$125.9	$15.3	—	—	$10.3	—	$22.4	$86.2	$1.89	45,571

(A) In 2016, losses and other charges, net related primarily to facility consolidations.

(B) The tax adjustment represents a net benefit resulting primarily from the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law changes affecting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

24

Teleflex®

25 APPENDIX H – RECONCILIATION OF ADJUSTED TAX RATE DOLLARS IN THOUSANDS Three Months Ended July 2, 2017 Income from continuing operations before taxes Taxes on income from continuing operations Tax rate GAAP basis $90,458 $12,095 13.4% Restructuring and impairment charges 870 533 Losses and other charges, net (A) (924) (444) Amortization of debt discount on convertible notes 378 138 Intangible amortization expense 22,590 6,496 Loss on extinguishment of debt 11 5 Tax adjustment (B) 0 0 Adjusted basis $113,383 $18,823 16.6% Three Months Ended June 26, 2016 GAAP basis $67,402 $8,007 11.9% Restructuring and impairment charges (119) 102 Losses and other charges, net (A) 4,834 1,899 Amortization of debt discount on convertible notes 1,440 525 Intangible amortization expense 16,040 4,287 Loss on extinguishment of debt 19,261 7,025 Tax adjustment (B) 0 538 Adjusted basis $108,858 $22,383 20.6% (B) The tax adjustment represents a net benefit resulting primarily from the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the f iling of amended returns w ith respect to prior tax years and/or tax law changes affecting our deferred tax liability. (A) In 2017, losses and other charges, net related primarily to income associated w ith a litigation settlement, somew hat offset by costs associated w ith the acquisition of Vascular Solutions and facility consolidation costs. In 2016, losses and other charges, net related primarily to facility consolidations.

26 APPENDIX I – RECONCILIATION OF 2017 CONSTANT CURRENCY REVENUE GROWTH GUIDANCE Low High Forecasted GAAP Revenue Growth 11.5% 13.0% Estimated Impact of Foreign Currency Exchange Rate Fluctuations 1.0% 1.0% Forecasted Constant Currency Revenue Growth 12.5% 14.0%

27 APPENDIX J – RECONCILIATION OF 2017 ADJUSTED GROSS MARGIN GUIDANCE Note: In 2017, estimated losses and other charges, net relate primarily to facility consolidation and acquisition related expenses. Low High Forecasted GAAP Gross Margin 54.25% 54.80% Estimated losses and other charges, net 1.15% 1.20% Forecasted Adjusted Gross Margin 55.40% 56.00%

28 APPENDIX K – RECONCILIATION OF 2017 ADJUSTED OPERATING MARGIN GUIDANCE Note: In 2017, estimated losses and other charges, net relate primarily to facility consolidation and acquisition related expenses. Low High Forecasted GAAP Operating Margin 18.80% 19.40% Estimated losses and other charges, net 2.68% 2.73% Estimated intangible amortization expense 4.12% 4.17% Forecasted Adjusted Operating Margin 25.60% 26.30%

29 APPENDIX L – RECONCILIATION OF 2017 ADJUSTED EARNINGS PER SHARE GUIDANCE Low High Forecasted diluted earnings per share attributable to common shareholders $5.91 $5.98 Restructuring, impairment charges and special items, net of tax $0.96 $1.00 Intangible amortization expense, net of tax $1.32 $1.35 Amortization of debt discount on convertible notes, net of tax $0.01 $0.02 Forecasted adjusted diluted earnings per share $8.20 $8.35